Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence M. Kimbrough, state and attest that I am the President and Chief Executive Officer of First Charter Corporation (the “Company”). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 containing financial statements (the “periodic report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

/s/ Lawrence M. Kimbrough

Name: Lawrence M. Kimbrough Title: President and Chief Executive Officer Date: May 15, 2003

     [A signed original of this written statement required by Section 906 has been provided to First Charter Corporation and will be retained by First Charter Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]

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